SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant   | x |

Filed by a Party other than the Registrant   |   |

Check the appropriate box:

|    |   Preliminary Proxy Statement
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| x |   Definitive Proxy Statement
 |    |   Definitive Additional Materials
 |    |   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Fusion Telecommunications International, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

| x |   No fee required.
 |    |    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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Not Applicable

         (2)     Aggregate number of securities to which transaction applies:

Not Applicable

         (3)     Per unit price or other underlying value of transaction computed pursuant to Exhcange Act Rule 0-11:

Not Applicable

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Not Applicable

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|    |    Fee paid previously with preliminary materials.
|    |    Check box if any part of the fee is offset as provided by Exchange Act Rule
          0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
          Identify the previous filing by registration statement number, or the
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         (2)     Form, Schedule or Registration Statement No.:

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         (4)     Date Filed:

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Fusion Telecommunications International, Inc.
420 Lexington Avenue, Suite 518
New York, NY 10170

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Meeting”) of Fusion Telecommunications International, Inc. (the “Company”) to be held at the offices of the Company at 420 Lexington Avenue, Suite 518, New York, New York 10170, on May 6, 2005, commencing at 10:00 a.m., Eastern Daylight Time. I urge you to be present in person or represented by proxy at the Meeting.

The enclosed Notice of Annual Meeting and Proxy Statement fully describes the business to be transacted at the Meeting, which includes (i) the election of all of the directors of the Company, (ii) the ratification of the appointment by the Audit Committee of the Board of Directors of Rothstein, Kass & Company, P.C. as independent auditors for the year ending December 31, 2005, and (iii) the transaction of any other business that may properly be brought before the Meeting or any adjournment or postponement thereof.

Our Board of Directors believes that a favorable vote on each of the matters to be considered at the Meeting is in the best interests of the Company and our stockholders and unanimously recommends a vote “FOR” each of the matters. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed proxy promptly.

The Board of Directors has fixed the close of business on April 6, 2005 as the record date for the determination of the stockholders entitled to notice of and to vote at the Meeting. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the Meeting. A list of the stockholders entitled to vote at the Meeting will be located at our offices, 420 Lexington Avenue, Suite 518, New York, New York 10170, at least ten (10) days prior to the Meeting and will also be available for inspection at the Meeting.

Our directors and officers will be present to help host the Meeting and to respond to any questions that our stockholders may have. I hope you will be able to attend. Even if you expect to attend the Meeting, please sign, date and return the enclosed proxy card without delay. If you attend the Meeting, you may vote in person even if you have previously mailed a proxy.

Sincerely,
/s/	Marvin S. Rosen

Marvin S. Rosen Chairman of the Board and Chief Executive Officer

Fusion Telecommunications International, Inc.
420 Lexington Avenue, Suite 518
New York, NY 10170

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Fusion Telecommunications International, Inc. (the “Company”) will be held at 420 Lexington Avenue, Suite 518, New York, New York 10170, on May 6, 2005, commencing at 10:00 a.m., Eastern Daylight Time. A proxy card and a Proxy Statement for the Meeting are enclosed.

The Meeting is for the purpose of considering and acting upon:

1.     The election of 12 directors for a one-year term expiring at our Annual Meeting of Stockholders in 2006;

2.     The ratification of the appointment by the Audit Committee of the Board of Directors of Rothstein, Kass & Company, P.C., as independent auditors for the year ending December 31, 2005; and

3.     Such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

The transfer books of the Company will not be closed for the Meeting. The close of business on April 6, 2005 has been fixed as the record date for determining stockholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. For a period of at least ten (10) days prior to the Meeting, a complete list of stockholders entitled to vote at the Meeting shall be open to examination by any stockholder during ordinary business hours at our offices at 420 Lexington Avenue, Suite 518, New York, New York 10170.

Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Proxy Statement.

A copy of our Annual Report for 2004, which includes our audited financial statements, is being mailed together with this proxy material.

YOUR VOTE IS IMPORTANT. STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,

/s/	Philip Turits

Philip Turits Secretary

New York, NY
April 7, 2005

Fusion Telecommunications International, Inc.
420 Lexington Avenue, Suite 518
New York, NY 10170

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

SOLICITATION AND VOTING OF PROXIES

This Proxy Statement and accompanying proxy materials are being first mailed on or about April 8, 2005 to stockholders of Fusion Telecommunications International, Inc. (the “Company”) at the direction of our Board of Directors (the “Board”) to solicit proxies in connection with the 2005 Annual Meeting of Stockholders (the “Meeting”). The Meeting will be held at the Company’s offices at 420 Lexington Avenue, Suite 518, New York, New York 10170, on May 6, 2005, commencing at 10:00 a.m., Eastern Daylight Time, or at such other time and place to which the Meeting may be adjourned or postponed.

The Board of Directors knows of no business, which will be presented to the meeting other than the matters referred to in the accompanying Notice of Annual Meeting. However, if any other matters are properly presented to the Meeting, it is intended that the persons named in the proxy will vote on such matters in accordance with their judgment. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked at any time before it has been voted by a later dated proxy or a vote in person at the Meeting. Shares represented by properly executed proxies received on behalf of the Company will be voted at the Meeting (unless revoked prior to their vote) in the manner specified therein. If no instructions are specified in a signed proxy returned to the Company, all of the shares represented thereby will be voted. All shares represented by valid proxies at the Meeting, unless the stockholder otherwise specifies, will be voted (i) FOR the election of the twelve persons named under “Proposal I-Election of Directors” as nominees for election as our directors for a one-year term expiring at our annual meeting of stockholders in 2006, (ii) FOR the ratification of the appointment by the Audit Committee of the Board of the independent auditors named under “Proposal II-Ratification of Appointment of Independent Auditors”, and (iii) at the discretion of the proxy holders, with regard to any matter not known to the Board on the date of mailing this Proxy Statement that may properly come before the Meeting or any adjournment or postponement thereof. Where a stockholder has appropriately specified how a proxy is to be voted, it will be voted accordingly. The Board has designated Marvin S. Rosen and Philip Turits as proxies for the solicitation on behalf of the Board of proxies of our stockholders to vote on all matters as may properly come before the Meeting and any adjournment of the Meeting.

A proxy may be revoked at any time by providing written notice of such revocation to Fusion Telecommunications International, Inc. 420 Lexington Avenue, Suite 518, New York, New York 10170, which notice must be received prior to the Meeting. If notice of revocation is not received prior to the Meeting, a stockholder may nevertheless revoke a proxy if he or she attends the Meeting and votes in person.

RECORD DATE AND VOTING SECURITIES

The close of business on April 6, 2005 is the record date (the “Record Date”) for determining the stockholders entitled to vote at the Meeting. At the close of business on April 6, 2005, we had issued and outstanding approximately 17,501,422 shares of our Class A Common Stock, par value $0.01 (the “Class A Common Stock”) held by approximately 450 holders of record and 9,312,996 shares of our Common Stock, par value $0.01 (the “Common Stock”) held by approximately 180 holders of record. The Class A Common Stock and the Common Stock constitute the only outstanding classes of voting securities entitled to be voted at the Meeting (collectively hereinafter referred to as the “Common Stock”).

QUORUM AND VOTING

The presence at the Meeting, in person or by proxy relating to any matter, of the holders of a majority of the outstanding shares of our Common Stock is necessary to constitute a quorum. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the Meeting, are considered stockholders who are present and entitled to vote at the Meeting, and thus, shares of Common Stock held by such stockholders will count toward the attainment of a quorum. If a quorum should not be present, the Meeting may be adjourned from time to time until a quorum is obtained.

Each share of Common Stock entitles the holder thereof to one vote with respect to each proposal to be voted on at the Meeting. Each proposal scheduled to be voted on at the Meeting requires a majority of the outstanding shares entitled to vote at the Meeting on such proposal to be voted in favor of the proposal in order for the proposal to be passed.

The accompanying proxy card is designed to permit each holder of Common Stock as of the close of business on the Record Date to vote on each of the matters to be considered at the Meeting. A stockholder is permitted to vote in favor of, or to withhold authority to vote for, any or all nominees for election to the Board and to vote in favor of or against or to abstain from voting with respect to the proposal to ratify the appointment by the Audit Committee of the Board, of the independent auditors.

Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received instructions from its customers on such matters, if the broker has so notified us on a proxy form in accordance with industry practice or has otherwise advised us that it lacks voting authority. As used herein, “broker non-votes” means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers’ instructions. Although there are no controlling precedents under Delaware law regarding the treatment of broker non-votes in certain circumstances, we intend to treat broker non-votes in the manner described below.

Abstentions and broker non-votes (i.e., shares held by brokers in street name, voting on certain matters due to discretionary authority or instructions from the beneficial owners but not voting on other matters due to lack of authority to vote on such matters without instructions from the beneficial owner) will count toward the quorum requirement and will not count toward the determination of whether the director is elected or the appointment of independent registered auditors is ratified.

PROPOSAL I

ELECTION OF DIRECTORS
(Notice Item 1)

General

At the Meeting, twelve (12) directors will be elected to the Board to serve until our next annual meeting of stockholders.

Our Restated Certificate of Incorporation provides that a director shall hold office until the annual meeting for the year in which his or her term expires except in the case of elections to fill vacancies or newly created directorships. Each director is elected for a one-year term. Ten of the nominees are now serving as directors on our Board.

Under our By-laws, directors are elected by a majority of the outstanding shares of all classes of Common Stock present in person or represented by proxy at the Meeting, and thus, the twelve (12) nominees for election as directors who receive the most votes cast will be elected. Instructions withholding authority and broker non-votes will not be taken into account in determining the outcome of the election of directors.

The Board recommends a vote in favor of the election of the twelve nominees to the Board.

Nominees for Director

Set forth below is certain information regarding each nominee as of April 6, 2005, including such individual’s age and principal occupation, a brief account of such individual’s business experience during at least the last five years and other directorships currently held.

Marvin S. Rosen, 64 Chairman of the Board and Chief Executive Officer. Mr. Rosen co-founded the Company in 1997 and has served as our Chief Executive Officer since April 2000, the Chairman of our Board of Directors since November 2004, the Chairman of our Executive Committee since September 1999, Vice Chairman of the Board of Directors since December 1998 and a member of our Board since March 1998. Since November 1983, Mr. Rosen has been a Shareholder of, and currently serves as “Of Counsel” to, the national law firm of Greenberg Traurig, P.A. where he also served on the Executive Committee until June 2000. Mr. Rosen was Finance Chairman for the Democratic National Committee from September 1995 until January 1997. Currently, he serves on the Board of Directors of the Robert F. Kennedy Memorial and Terremark Worldwide, Inc. and previously was Budget and Finance Chairman for the Summit of the Americas and Chairman of the Florida Housing Finance Agency.

Matthew D. Rosen, 33 President and Chief Operating Officer. Mr. Rosen is a nominee to the Board. Mr. Rosen served as our President and Chief Operating Officer since August 2003, Executive Vice President and Chief Operating Officer between February 2002 and August 2003, Executive Vice President and President of Global Operations between November 2000 and January 2002 and as President, US Operations between March 2000 and November 2000. From 1998 to 2000, he held various management positions including President of the Northwest and New England Operations for Expanets, a $1.3 billion integrated network communications service provider. From 1996 to 1998 he was Corporate Director of Operations for Oxford Health Plans, a $4 billion health care company, where he worked on developing and executing turnaround strategies. Prior to his role as Corporate Director of Operations, Mr. Rosen held an executive position in a start-up healthcare technology subsidiary of Oxford where he was an integral part in developing strategy and building its sales, finance and operations departments. Prior to Oxford, Mr. Rosen was an investment banker in Merrill Lynch’s corporate finance department. Mr. Rosen is the son of our Chief Executive Officer, Marvin Rosen.

Philip D. Turits, 71 Secretary, Treasurer and Director. Mr. Turits co-founded the Company and has served as a director since September 1997, Secretary since October 1997, Treasurer since March 1998, and Vice Chairman from March 1998 to December 1998. From September 1991 to February 1996, Mr. Turits served as Treasurer and Chief Operating Officer for Larry Stuart, Ltd., a consumer products company and prior to 1991, he served as President and Chief Executive Officer of Continental Chemical Company.

E. Alan Brumberger, 65 Director. Mr. Brumberger has served as a director since March 1998. He formerly was a partner in Andersen & Co. and its predecessor firms, from 1997 to 2004. From 1995 through 1997, he was a Managing Director of the Taylor Companies and from 1994 through 1995 a Managing Director of Brenner Securities, Inc. From 1983 through 1990, Mr. Brumberger was a Managing Director of Drexel Burnham Lambert and a member of the Underwriting and Commitment Committees. Prior to that, he was a Managing Director of Shearson American Express and a partner at Loeb, Rhoades & Co., a predecessor of Shearson American Express. Mr. Brumberger served for three years as President and Chief Executive Officer of Shearson American Express International Limited, the firm’s international investment banking business in London.

Julius Erving, 54 Director. Mr. Erving has served as a director since June 2003. Mr. Erving has been President of the Erving Group and Executive Vice President of RDV Sports/Orlando Magic since September 1997. Mr. Erving was employed by the National Broadcasting Company between December 1994 and June 1997, and by the National Basketball Association between 1987 and September 1997. Mr. Erving is a Trustee of the Basketball Hall of Fame and has served on the Board of Directors of Saks Incorporated since 1997.

Evelyn Langlieb Greer, 54 Director. Ms. Greer has served as a director since January 1999. Ms. Greer is the President of Greer Properties, Inc., a Florida-based real estate development company founded in 1976. She is also a partner in the law firm of Hogan, Greer & Shapiro, P.A. Ms. Greer has been a director of City National Bank of Florida, N.A. since 2000, a member of the Board of Trustees of Barnard College since 1994 and is Vice Chair of the Columbia Law School Board of Visitors. Since 1996 Ms. Greer has served as the elected Mayor of the Village of Pinecrest, Florida.

Raymond E. Mabus, 55 Director. Mr. Mabus has served as a director since January 1999. Mr. Mabus is Chairman of the Board of Directors of Foamex International and also manages his family timber business. From 1998 to 2002, he served as the President of Frontline Global Resources and since 1996 he has served as Of Counsel to the law firm of Baker, Donelson, Bearman and Caldwell. From 1994 to 1996 he was the United States Ambassador to Saudi Arabia and from 1988 to 1992 he was the Governor of Mississippi.

Manuel D. Medina, 52 Director. Mr. Medina has served as a director since December 1998. Since 1982, Mr. Medina has served as the Chairman of the Board of Directors and Chief Executive Officer of Terremark Worldwide, Inc., a publicly held operator of Internet exchanges and provider of Internet infrastructure and managed services around the world. In addition, Mr. Medina is a managing partner of Communications Investors Group. Before founding Terremark, Mr. Medina worked with PricewaterhouseCoopers LLP.

Dennis Mehiel, 63 Mr. Mehiel is a nominee to the Board. From February 1988 he served as the Chairman, CEO and principal shareholder of Sweetheart Cup Company, the nations’s largest producer of food service disposables for the away-from-home dining market, until it was acquired by Solo Cup Company in February 2004. From 1968 to 2000, Mr. Mehiel served as Chairman and CEO of Box USA, North America’s largest independent producer of corrugated packaging, and remained the company’s principal shareholder until it was acquired by International Paper Company in June 2004. Mr. Mehiel serves on the Board of Directors of United Refining Company and Westchester Medical Center.

Paul C. O’Brien, 65 Director. Mr. O’Brien has served as a director since August 1998. Since January 1995 Mr. O’Brien has served as the President of The O’Brien Group, Inc., a consulting and investment firm. From February 1988 until December 1994, he was the President and Chairman of New England Telephone (a subsidiary of NYNEX), a telecommunications company. Mr. O’Brien also serves on the Board of Directors for Cambridge NeuroScience, Inc., Merlot Communications, Renaissance Worldwide, Inc., Mangosoft, Inc., Essential.com, eYak.com, Spike Technologies, and Mind Grow (formerly Interactive Education).

Michael J. Del Giudice, 61 Director. Mr. Del Giudice has served as a director since November 2004. He is a Senior Managing Director of Millennium Credit Markets LLC and Senior Managing Director of MCM Securities LLC, both of which he co-founded in 1996. Mr. Del Giudice also serves as Chairman and Chief Executive Officer of Rockland Capital Energy Investments LLC, founded in April 2003. Mr. Del Giudice is a Member of the Board of Directors of Consolidated Edison Company of New York, Inc., and is currently Chairman of the Audit Committee and a Member of its Planning and Executive Compensation Committees. He is also a Member of the Board of Directors of Barnes

& Noble, Inc., and a Member of the Board of Trustees of the New York Racing Association. He also serves as Chairman of the Governor’s Committee on Scholastic Achievement. Mr. Del Giudice was a General Partner and Managing Director at Lazard Frères & Co. LLC from 1985 to 1995. From 1983 to 1985, Mr. Del Giudice was Chief of Staff to New York Governor Mario M. Cuomo. He served from 1979 to 1981 as Deputy Chief of Staff to Governor Hugh L. Carey and from 1975 to 1979 as Chief of Staff to the Speaker of the Assembly.

Fred P. Hochberg, 52 Director. Mr. Hochberg has served as a director since November 2004. In 2004, he became Dean of the Robert J. Milano Graduate School of Management and Urban Policy of New School University and Chief Administrator of the Graduate Division. From 2001-2002, he was Senior Advisor to Mario M. Cuomo during his campaign for Governor of New York and has been a speaker on National Public Radio. From May 1998 to January 2001, Mr. Hochberg served as Deputy then Acting Administrator of the Small Business Administration, an agency elevated to Cabinet rank by President Clinton. Additionally, Mr. Hochberg served on President Clinton’s Management Council. From 1994 to 1998, he was founder and President of Heyday Company, a private investment company managing real estate, stock market investment and venture capital projects. From 1975 to 1993, Mr. Hochberg served as President and Chief Operating Officer of the Lillian Vernon Corporation, a publicly traded direct marketing corporation. Mr. Hochberg has served on numerous business and civic boards including the Democratic National Committee, the Young Presidents’ Organization, and as co-chair of the Human Rights Campaign. Mr. Hochberg is currently a trustee of New School University, The Citizens Budget Commission, FINCA, and Lillian Vernon International House at New York University.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

(NOTICE ITEM 2)

Subject to ratification by our stockholders, the Audit Committee of the Board of Directors has reappointed Rothstein, Kass & Company, P.C., as independent auditors to audit our financial statements for the fiscal year ending December 31, 2005.

Representatives of Rothstein, Kass & Company, P.C. are invited to the Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

The ratification of the selection of Rothstein, Kass & Company, P.C. as our independent auditors for the fiscal year ending December 31, 2005 will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present at the Meeting, in person or represented by proxy, and entitled to vote. In determining whether the proposal has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against the proposal; broker non-votes will be disregarded and will have no effect on the outcome of the vote.

THE BOARD BELIEVES THAT A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT BY THE AUDIT COMMITTEE OF THE BOARD, OF THE INDEPENDENT AUDITORS AS DESCRIBED ABOVE IS IN THE BEST INTERESTS OF OUR STOCKHOLDERS AND US AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” SUCH PROPOSAL.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table presents information regarding the beneficial ownership of both classes of our common stock, treated as one, as of March 31, 2005

•	each person who beneficially owns more than 5% of both classes of our common stock;

•	each of our directors and named executive officers individually; and

•	all current executive officers and directors as a group.

Beneficial ownership is determined under the rules of the SEC. These rules deem common stock subject to options currently exercisable, or exercisable within sixty (60) days, to be outstanding for purposes of computing the percentage ownership of the person holding the options or of a group of which the person is a member, but these rules do not deem the stock to be outstanding for purposes of computing the percentage ownership of any other person or group. To our knowledge, the persons named in the table have sole voting and sole investment control with regard to all shares beneficially owned.

	Number of Shares	Percent of
Name and Address of Beneficial Owner**	Beneficially Owned	Common Stock

Cesar A. Baez (1)	51,337	*
E. Alan Brumberger (2)	258,954	*
Julius Erving (3)	21,429	*
Michael Del Giudice (4)	65,044	*
Evelyn L. Greer (5)	224,516	*
Fred Hochberg (6)	43,072	*
Roger Karam (7)	1,439,643	5.4%
Joel H. Maloff (8)	6,858	*
Raymond E. Mabus (9)	21,429	*
Manuel D. Medina (10)	490,732	1.8%
Paul C. O’Brien (11)	87,144	*
Eric D. Ram (12)	95,229	*
Marvin S. Rosen (13)	2,237,345	8.2%
Matthew D. Rosen (14)	56,572	*
Philip D. Turits (15)	1,897,974	6.9%
Sandy Beach Investments (16)	1,430,299	5.2%
Executive Officers & Directors as a group (15)	6,997,278	25.6%

*	Less than 1% of outstanding shares

**	Unless otherwise indicated (i) all addresses are c/o Fusion Telecommunications International, Inc. 420 Lexington Avenue, Suite 518 New York, NY 10170.

(1)	Includes 21,429 shares of common stock issuable upon the exercise of options that are presently exercisable.

(2)
Includes (i) 10,715 shares of common stock held by trusts for which his wife serves as trustee and (ii) 21,429 shares of common stock issuable upon the exercise of options that are presently exercisable.

(3)	Represents 21,429 shares of common stock issuable upon the exercise of options that are presently exercisable.

(4)	Includes 21,429 shares of common stock issuable upon the exercise of options that are exercisable in the next 60 days.

(5)
Includes (i) 117,372 shares of common stock held by a trust for which she serves as trustee; (ii) presently exercisable warrants to purchase 85,715 shares of stock; and (iii) includes 21,429 shares of common stock issuable upon the exercise of options that are presently exercisable.

(6)	Includes 21,429 shares of common stock issuable upon the exercise of options that are exercisable in the next 60 days.

(7)
Does not include 90,000 options to purchase common stock which are not exercisable in the next 60 days. Assumes that no additional shares will be issued or shares returned pursuant to the earn-out provisions of the Purchase Agreement between us and Mr. Karam. Includes 675,581 shares held in escrow pending the determination of the final purchase price of the 49.8% minority interest in the Efonica joint venture.

(8)	Does not include 71,429 shares of common stock issuable upon the exercise of options that are not exercisable in the next 60 days.

(9)	Represents 21,429 shares of common stock issuable upon the exercise of options that are presently exercisable.

(10)
Represents (i) 469,303 shares of common stock owned by Communications Investors Group, a partnership controlled by Mr. Medina and (ii) includes 21,429 shares of common stock issuable upon the exercise of options that are presently exercisable.

(11)	Includes 21,429 shares of common stock issuable upon the exercise of options that are presently exercisable.

(12)
Includes (i) 95,229 shares of common stock held by World Capital Corp of which Eric Ram serves as managing director and principal shareholder; (ii) does not include 96,429 shares of common stock issuable upon the exercise of options that are not exercisable in the next 60 days; (iii) does not include 178,572 options which Marvin Rosen granted Mr. Ram; and (iv) does not include 42,857 options Philip Turits has granted Mr. Ram, both transactions were in reliance upon an exemption from registration afforded by section 4(i) of the Securities Act of 1933, as amended.

(13)
Includes (i) 7,143 shares of common stock issuable upon exercise of a presently exercisable warrant; and (ii) 21,429 shares of common stock issuable upon the exercise of options that are presently exercisable. Mr. Rosen has granted certain individuals options to purchase an aggregate of 392,857 shares of his common stock.

(14)
Does not include 385,714 shares of common stock issuable upon the exercise of options that are not exercisable in the next 60 days. Does not include a 37,143 stock option, which Philip Turits granted to Matthew Rosen.

(15)
Includes (i) 257,143 shares of common stock held by Sagaponack Group, L.P., of which Mr. Turits serves as general partner; (ii) 10,715 shares of common stock held by a trust for which he serves as trustee; (iii) 7,143 shares of common stock issuable upon exercise of presently exercisable warrants; (iv) 21,429 shares of common stock issuable upon the exercise of options that are presently exercisable; and (v) 4,286 shares of common stock held by his wife. Mr. Turits has granted certain individuals options to purchase an aggregate of 157,143 shares of his common stock.

(16)	The beneficial owners of Sandy Beach Investments are Don A. Stubbs, Baldwin L. Rigby, Peter N. Turnquest and Iris P. Sherman.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Pursuant to our Bylaws, a resolution of the Board of Directors provides that the number of members of our Board shall be not less than seven (7) and not more than seventeen (17). There are currently eleven directors on the Board. At the Meeting, twelve directors will be elected to our Board. At each annual meeting of stockholders, directors will be elected to hold office for a term of one year until their respective successors are elected and qualified. All of the officers identified below under “Executive Officers” serve at the discretion of our Board.

The Board had three (3) regular and no special meetings during the fiscal year ended December 31, 2004. During the fiscal year ended December 31, 2004, all directors except Julius Erving and Evelyn Greer participated in at least 75% of all Board and applicable committee meetings held during the period for which he or she was a director. Three directors attended our annual meeting of stockholders held in 2004. The Board has established an Advisory Board, a Compensation and Nominating Committee, a Strategic and Investment Banking Committee and an Audit Committee to devote attention to specific subjects and to assist the Board in the discharge of its responsibilities. The functions of these committees and their current members are set forth below.

Compensation and Nominating Committee

Our Compensation and Nominating Committee’s (the “Compensation Committee”) main function is (i) to review and recommend to our Board of Directors, compensation and equity plans, policies and programs and approve executive officer compensation, and (ii) to review and recommend to our Board of Directors the nominees for election as directors of the Company and to review related Board of Directors development issues including succession planning and evalualtion. The members of our Compensation Committee are Michael Del Giudice, E. Alan Brumberger and Manuel D. Medina, each of whom is a non-employee member of our Board of Directors. Our Board of Directors has determined that each of the directors serving on our Compensation Committee is independent within the existing standards of the American Stock Exchange.

Audit Committee

Our Audit Committee’s main function is to oversee our accounting and financial reporting processes, internal systems of control, independent auditor relationships and the audits of our financial statements. This Committee’s responsibilities include, among other things:

•	annually reviewing and reassessing the adequacy of the Committee’s formal charter;

•	reviewing our annual audited financial statements with our management and our independent auditors and the adequacy of our internal accounting controls;

•
reviewing analyses prepared by our management and independent auditors concerning significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•	reviewing the independence of the independent auditors;

•
reviewing our auditing and accounting principles and practices with the independent auditors and reviewing major changes to our auditing and accounting principles and practices as suggested by the independent auditor or our management;

•	selecting and recommending the appointment of the independent auditor to the Board of Directors, which firm is ultimately accountable to the Audit Committee and the Board of Directors; and

•	approving professional services provided by the independent auditors, including the range of audit and nonaudit fees.

The members of our Audit Committee are Paul C. O’Brien, Chairman; Evelyn Langlieb Greer, Raymond E. Mabus, and Michael Del Giudice, each of whom is a non-employee member of our Board of Directors. Michael Del Giudice will be our Audit Committee Financial Expert as currently defined under SEC Rules. Our board has determined that each of the directors serving on our Audit Committee is independent within the meaning of the Rules of the SEC and the listing standards of the American Stock Exchange.

Strategic and Investment Banking Committee

The members of our Strategic and Investment Banking Committee are E. Alan Brumberger, Chairman; Manuel D. Medina, Marvin S. Rosen and Philip D. Turits. Our Strategic and Investment Banking Committee evaluates and recommends investment strategies with investment banks and brokerage houses and assists in the evaluation of possible acquisitions and mergers.

SHAREHOLDER COMMUNICATIONS TO THE BOARD

The Board of Directors recommends that stockholders initiate any communications with the Board in writing and send them in care of our Secretary, Philip Turits, at 420 Lexington Avenue, Suite 518, New York, NY 10170. This centralized process will assist the Board in reviewing and responding to stockholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication. The Board has instructed our Secretary to forward such correspondence only to the intended recipients; however, the Board has also instructed our Secretary, prior to forwarding any correspondence, to review such correspondence and, in his or her discretion, not to forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration. In such cases, some of that correspondence may be forwarded elsewhere within the Company for review and possible response.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors, which consisted entirely of Directors who met the independence and experience requirements of the American Stock Exchange and the Rules of the Securities and Exchange Commission as in effect on the date of the filing of the Company’s Annual Report on Form 10-K, assists the Board in overseeing and monitoring the integrity of the Company’s financial reporting process, and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board, which is attached as Appendix A to this Proxy Statement. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing the Company’s overall financial reporting process, and for the appointment, compensation, retention and oversight of the work of Rothstein, Kass & Company, P.C.

The Audit Committee has (i) reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2004 with management and with our independent auditors, Rothstein, Kass & Company, P.C.; (ii) discussed with Rothstein, Kass & Company, P.C. the matters required to be discussed by American Institute of Certified Public Accountants Auditing Standards Board Statement on Auditing Standards No. 61, as modified and supplemented (“Communications with Audit Committees”) relating to the conduct of the audit; and (iii) received and discussed written disclosures and a letter from Rothstein, Kass & Company, P.C. including disclosures required by the Independence Standards Board Standard No. 1, (Independence Discussions with Audit Committees) and has discussed with Rothstein, Kass & Company, P.C. their independence. The Audit Committee has considered the compatibility of the provision of non-audit services, if any, with maintaining the auditor’s independence.

Based on the Audit Committee’s review of the audited financial statements and the review and discussions described in the foregoing paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2004 be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.
The Audit Committee: Paul C. O’Brien (Chairman) Evelyn Langlieb Greer Raymond E. Mabus Michael Del Giudice

The Audit Committee Report in this Proxy Statement shall not be deemed filed or incorporated by reference into any other filings by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference.

AUDIT AND NON-AUDIT FEES

The aggregate fees billed to the Company for the years ended December 31, 2004 and 2003, by our principal accounting firm Rothstein, Kass & Company, P.C. are as follows:

Audit Fees: The aggregate audit fees paid for professional services rendered by Rothstein, Kass & Company, P.C. for the years ended December 31, 2004 and 2003 were approximately $446,000 and $116,000, respectively. These professional services included fees associated with (i) the audit of our annual financial statements and (ii) review of certain 2004 quarterly financial statements. For the year ended December 31, 2004, these professional services also included approximately $285,000 in fees associated with the review of our various Form S-1 documents relating to our initial public offering and the preparation of comfort letters.

Audit-Related Fees: There were no fees for audit-related services for the years ended December 31, 2004 and 2003.

Tax Related Fees: There were no fees for tax-related services for the years ended December 31, 2004 and 2003. The Company obtains these type of services from an accounting firm other than Rothstein, Kass & Company, P.C.

All Other Fees: There were no fees for other services that were not included in the first three categories during the years ended December 31, 2004 and 2003.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE
NON-AUDITSERVICES OF INDEPENDENT AUDITORS

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

Prior to engagement of the independent auditor for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2. Audit-Related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3. Tax services include all services performed by the independent auditor’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4. Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from the independent auditor.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

EXECUTIVE OFFICERS

Set forth below is a brief description of the present and past business experience of each of the persons who serve as our executive officers or key employees who are not also currently serving as directors or being nominated to serve as a director.

Joel H. Maloff, Ph.D. has served as our Executive Vice President and Chief Technology Officer since March 2000. Dr. Maloff first became involved with the Internet in 1986 and has written four books and numerous articles on the Internet, business applications for the Internet, network security, and international Internet development. He has also served as advisor to former Senator Al Gore and Senator John Kyl on Internet-related issues. From September 1998 to September 1999 he served as Chief Operating Officer of Internet Operations Center. Acting as an advisor and “turn-around” expert for the Board of Directors, from May 1996 to May 1997, he served as Chief Technology Officer for VASCO Data Security, and from June 1997 to August 1998, he served as General Manager of CAI Wireless Internet. From November 1990 to December 1993, he served as Vice President-Client Services for Advanced Network & Services, which was acquired by America Online. From March 1989 to November 1990, Dr. Maloff served as the Executive Director of CICNet (the Big Ten universities research network).

Eric D. Ram has served as our Executive Vice President - International since August 1999. Mr. Ram served as Chairman and Managing Director of The World Group of Companies, a group engaged in the development and management of communications businesses worldwide, which he founded in May 1995. From 1988 through 1995, Mr. Ram was an investor in international business ventures. From June 1986 to December 1988, he served as a Senior Vice President of US WEST Financial Services, Inc., the finance subsidiary of the Regional Bell Operating Company in the United States, which is now a subsidiary of Qwest Communications International Inc. Mr. Ram has engaged in business activities in more than 75 countries worldwide, including both developed and emerging countries in Africa, Asia, Australia, Europe and Latin America. In addition to his business background, Mr. Ram is a lawyer having graduated first in his class and Magna Cum Laude from law school. He also is a Certified Public Accountant.

Barbara Hughes has served as our Vice President of Finance since June of 2003, Vice President of Operations Finance between December of 2000 and June of 2003, and Finance Director from December 1999 until December of 2000. From 1996 to 1999, Ms. Hughes held various financial management positions within the international telecommunications industry including Director of Finance for TresCom International and Primus Telecommunications. Ms. Hughes also held several positions in Finance at Federal Express Corporation from 1980 to 1996, including Regional Finance Manager for Central Region Operations in the U.S. Domestic Operations and later as Finance Director of the Latin American Division.

Jan Sarro has served as the Vice President of Sales and Marketing since March 2002. Prior to joining us, Ms. Sarro was the President of the Americas for Viatel, Inc., a global, facilities-based communications carrier and has over 20 years of experience in developing telecommunications solutions for international businesses and carriers worldwide. At Viatel, Ms. Sarro grew annual carrier revenues from $20 million to $160 million in under two years, and built a $140 million sales organization to market Internet access, corporate networks and international voice services to multinational corporations in the United States and Latin America. Ms. Sarro has also held senior executive marketing and sales management positions at WorldCom as well as the international record carriers FTC Communications and TRT Communications.

Roger Karam has served as President and Vice Chairman of Efonica since December 2002 and began to serve as Chief Executive Officer of Efonica and President of Fusion’s VoIP Division in February 2005. In 1996, Karam founded DOT LB s.a.r.l., a company offering VoIP and financial services throughout Europe, the Middle East and African markets. Since 1996, DOT LB has established a large distribution channel for IP Phone-to-Phone, PC-to-Phone, and other VoIP services. Today DOT LB is the exclusive representative and consultant for Trackdata Corporation (NASDAQ:TRAC) in the regions above, a financial services company that provides direct access brokerage, real-time financial market data, news and research to institutional and individual investors.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

The following table sets forth certain summary information concerning the compensation paid or awarded for services rendered during each of our last three fiscal years to our Chief Executive Officer and each of our four other most highly compensated executive officers in 2002, 2003 and 2004 whose total salary and bonus exceeded $100,000. These five executive officers are referred to in this Proxy Statement as “named executive officers”.

				Long-Term Compensation
	Annual Compensation			Awards

				Securities	All Other
				Underlying	Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Options/SAR’s	($)

Marvin S. Rosen,	2004	0	0	21,429	0
Chief Executive Officer	2003	0	0	7,143	0
	2002	0	0	0	0

Matthew D. Rosen,	2004	180,000	0	342,858	0
President and Chief Operating Officer	2003	170,000	0	—	0
	2002	170,000	0	85,715	0

Joel H. Maloff,	2004	175,000	0	71,429	0
Executive Vice President &	2003	175,000	0	0	0
Chief Technology Officer	2002	175,000	0	0	0

Eric D. Ram,	2004	175,000	0	96,430	0
Executive Vice President	2003	175,000	0	0	0
	2002	175,000	0	0	0

Jan Sarro,	2004	135,000	0	64,288	0
Vice President of Sales and Marketing	2003	135,000	0	0	0
	2002	86,250	0	35,715	0

Mr. Marvin Rosen has been reimbursed for certain expenses, including approximately $2,000 per month for a portion of the monthly rent for his apartment in Fort Lauderdale, Florida, which is used by certain of our executives in lieu of such executives having to incur hotel expenses.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Executive compensation decisions in 2004 were made by the Compensation Committee. During 2004, no interlocking relationship existed between our Board and the Board of Directors or Compensation Committee of any other company.

DIRECTOR COMPENSATION

We have granted to each of our directors options to purchase 21,429 shares of our class A common stock, under our 1998 stock option plan. These options have an exercise price per share of $4.38. These options will vest within six (6) months of grant and must be exercised within three (3) years of grant. We also reimburse our directors for out-of-pocket expenses associated with their attendance at Board of Directors’ meetings.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee is responsible for recommending to the Board of Directors the overall executive compensation strategy of the Company and for the ongoing monitoring of the compensation strategy’s implementation. In addition to recommending and reviewing the compensation of the executive officers, it is the responsibility of the Compensation Committee to recommend new incentive compensation plans and to implement changes and improvements to existing compensation plans, including the 1998 Stock Option Plan. The Compensation Committee makes its compensation determinations based upon its own analysis of information it compiles and the business experience of its members.

Overall Policy

The Compensation Committee believes that the stability of the Company’s management team, as well as the Company’s ability to continue to incentivize management and to attract and retain highly qualified executives for its expanding operations, will be a contributing factor to the Company’s continued growth and success. In order to promote stability, growth and performance, and to attract new executives, the Company’s strategy is to compensate its executives with an overall package that the Company believes is competitive with those offered by similarly situated companies and which consists of a stable base salary set at a sufficiently high level to retain and motivate these officers but generally targeted to be in the lower half of its peer group comparables, and (ii) equity-related compensation which aligns the financial interests of the Company’s executive officers with those of the Company’s stockholders by promoting stock ownership and stock performance through the grant of stock options and other equity-based interests under the Company’s various plans.

Executive officers are also entitled to customary benefits generally available to all employees of the Company, including group medical and life insurance.

Chief Executive Officer’s Fiscal 2004 Compensation

Mr. Marvin S. Rosen was our Chief Executive Officer for all of 2004. Mr. Rosen received no salary in 2004. Mr Rosen has been reimbursed for certain expenses, including approximately $2,000 per month for a portion of the monthly rent for his apartment in Fort Lauderdale, Florida, which is used by certain of our executives in lieu of such executives having to incur hotel expenses.

EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND
CHANGE-IN-CONTROL ARRANGEMENTS

We currently have employment agreements in place with Messrs. Mathew Rosen and Roger Karam, each with the following principal terms:

We have entered into an employment agreement with Mr. Matthew Rosen, our President and Chief Operating Officer. This agreement became effective on November 11, 2004 and expires on January 31, 2007, provided that the term shall extend for an additional one year unless terminated by either side on 90 days notice. The agreement provides for an annual salary of not less than $250,000, with a minimum annual bonus equal to 25% of his annual salary. In the event that we achieve a positive EBITDA for two successive quarters, he will be paid a one-time bonus equal to 50% of his annual salary then in effect. In addition, he will be entitled to a bonus of $25,000 upon the successful completion of an initial public offering. In the event that the employment is terminated without cause, including by change of control, the agreement provides that Mr. Rosen will receive unpaid base salary accrued through the effective date of the termination plus any pro-rata bonus and a lump sum of 150% of his base salary and 150% of his highest annual bonus for the three years preceding his termination. The agreement also provides for a one year non-compete provision.

In January 2005, we entered into an employment agreement with Mr. Roger Karam to be Chief Executive Officer of Efonica FZ-LLC and our President of VoIP Division. This agreement became effective in February 2005 and expires three years from such date, provided that the term shall extend for an additional one year unless terminated by either side on 90 days notice. The agreement provides for an annual salary of not less than $225,000, with a minimum annual bonus equal to 25% of his annual salary. Mr. Karam shall be entitled to participate in our stock option plans and received 50,000 options with an exercise price equal to $6.45 which was the price of a share of common in our public offering. In the event that the employment is terminated without cause, including by change in control, the agreement provides that Roger will receive unpaid base salary accrued through the effective date of the termination plus any pro-

rata bonus and 150% of his base salary in cash within thirty (30) days plus his highest annual bonus for these years. The agreement also provides for a one-year non-compete provison.

Aggregated Options/SAR Exercises in Last Fiscal Year and Fiscal Year End Option/SAR Values

The following table sets forth the information with respect to the named executive officers set forth in the Summary Compensation Table concerning the exercise of options during fiscal year 2004, the number of securities underlying company-granted options as of December 31, 2004 and the year-end value of all unexercised in-the-money options held by such individuals.

			Number of Securities Underlying	Value of Unexercised
	Shares		Unexercised Options/SARS	In The Money Options/SARS
	Acquired on	Value	at Fiscal Year End	at Fiscal Year End ($)
Name	Exercise (#)	Realized ($)	Exercisable/Unexercisable	Exercisable/Unexercisable

Marvin S. Rosen	0	0	7,143/21,429	0/69,144
Matthew D. Rosen	0	0	81,430/385,573	0/785,856
Eric D. Ram	0	0	96,429/96,430	0/285,915
Joel H. Maloff	0	0	64,286/71,429	0/187,394
Jan Sarro	0	0	17,858/82,146	0/155,041

Stock Option Plan

Our Board of Directors adopted the 1998 Stock Option Plan in May 1998, re-approved the option plan in November 1999, and in February 2000, our stockholders approved the option plan. In December 2004, the shares of Class A Common Stock available for issuance under our option plan was increased from 1,714,286 to 2,680,857 shares.

The purposes of the option plan are: i) to enable us to attract and retain qualified and competent employees and to enable such persons to participate in our long-term success and growth by giving them an equity interest in our company; ii) to enable us to use grants of stock options in lieu of all or part of cash fees for directors who are not officers or employees, thereby aligning the directors’ interests with that of the stockholders; and iii) to provide consultants and advisors with options, thereby increasing their proprietary interest in us. Employees and directors are eligible to be granted awards under the option plan. Consultants and advisors to Fusion are eligible to be granted awards under the option plan if their services are of a continuing nature or otherwise contribute to our long-term success and growth.

The option plan is administered by our Compensation and Nominating Committee of the Board of Directors. The committee may adopt, alter, or repeal any administrative rules, guidelines, and practices for carrying out the purposes of the option plan, and its determination, interpretation, and construction of any provision of the option plan are final and conclusive. The committee has the right to determine, among other things, the persons to whom awards are granted, the terms and conditions of any awards granted, the number of shares of common stock covered by the awards, and the exercise prices and other terms thereof.

The exercise price, term, and exercise period of each stock option is fixed by the committee at the time of grant. No stock option shall (i) have an exercise price that is less than 100% of the fair market value of the common stock on the date of the grant, (ii) be exercisable more than 10 years after the date such stock option is granted, or (iii) be granted more than 10 years after the option plan is adopted by the Board.

Most options held by employees vest over four years. Options held by consultants and non-employee directors can vest immediately in some cases. In certain cases, we have agreed to extend the duration of options granted to non-employee directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Officer and Director Loans to Company

Marvin Rosen, our Chairman of the Board, had total notes outstanding of $751,320 representing loans previously made to the Company with interest between 4.75% and 9.25%. As of December 31, 2004, the demand, promissory, and convertible notes had accrued unpaid interest in the amount of $322,112. Our indebtedness to Mr. Rosen was repaid out of the proceeds of the Company’s initial public offering on February 15, 2005, with the exception of a promissory note which bears interest at the rate of 8.0% per annum with monthly payments followed by a balloon payment due in June of 2005. The principal of this note is $18,132 as of March 31, 2005.

Philip Turits, our Treasurer had total notes outstanding of $436,161 representing loans previously made to the Company. The interest rate of these demand notes is between 4.75% and 9.25%. As of December 31, 2004, these demand, promissory, and convertible notes had accrued unpaid interest of $129,955. Our indebtedness to Mr. Turits was repaid out of the proceeds of the Company’s initial public offering on February 15, 2005, with the exception of a promissory note which bears interest at the rate of 8% per annum with monthly payments followed by a balloon payment due in June of 2005. The principal of this note is $18,132 as of March 31, 2005.

On January 25, 2001, a trust controlled by Evelyn Langlieb Greer, loaned us $1,000,000. This loan was due on July 15, 2001 and bears interest at the rate of 13% per annum. In addition, the Trust received 85,715 warrants to purchase our common stock in connection with this and other loans. In November 2004, all principal and interest owing to the Trust was repaid. In addition, Ms. Greer personally loaned our Pakistan joint venture $250,000 which bears interest at the rate of 15% per annum. In January 2004, $148,000 of this note was converted into 1,644 shares of series C preferred stock at a conversion price of $90 per share. The balance of this loan was due on demand. As of December 31, 2004, this loan had accrued unpaid interest in the amount of $63,512. Our indebtedness to Ms. Greer was repaid out of the proceeds of the Company’s initial public offering on February 15, 2005.

From August through December 2002, and again in April 2003, Lisa Ornburg Turits, wife of Philip Turits, loaned us an aggregate of $265,000. Of these loans, $175,000 was secured by a portion of our Letter of Credit associated with the leasehold of our premises located at 75 Broad Street and the remainder, are demand loans. Of these notes, $53,897 has been repaid and $9,313 was converted to a new note, transferred to Philip Turits and converted into 103 shares of series C preferred stock at $90 per share. In addition, Michael Turits, son of Philip Turits, loaned the company $80,000 in April of 2001. The loan was due on demand and bears interest at the rate of 12% per annum. In December 2001, Michael Turits converted $40,000 into 4,000 shares of series A Preferred stock at a conversion price of $10 per share which in April 2001 was converted into 4,572 shares of common stock at $8.75 per share. In February 2003, $10,000 of that loan was repaid. In aggregate, the notes of Michael Turits had accrued interest of $18,710, and Lisa Turits had accrued interest of $3,195 as of December 31, 2004. The principal and interest balance of these loans that aggregated $253,695 as of December 31, 2004, was repaid out of the proceeds of the Company’s initial public offering on February 15, 2005.

Other Transactions

We have an informal verbal agreement with Mr. John H. Sununu, the Chairman of our Advisory Board, pursuant to which Mr. Sununu will be compensated for any international business relationships, which Mr. Sununu assists us in developing. The amount, form and terms of any such compensation will depend on the business relationship developed and will be negotiated at the time any such relationship is developed.

In January and February 2003, Mr. Sununu loaned us $25,000 and Patrick Bello, a member of our Advisory Board, loaned us $50,000 to fund working capital for our Efonica joint venture. This investment was expected to be paid back to these investors over 24 months from distributions from Efonica. In addition, these lenders were to receive a portion of our profits in Efonica. In February 2004, Mr. Sununu converted his entire loan to series C convertible preferred stock at a conversion price of $90 per share. In January 2004, Mr. Bello converted $25,000 of his loan to series C convertible preferred stock at $90 per share and in September 2004 converted the remaining $25,000 into a new note due the earlier of the closing of the offering or September 1, 2005, which bears interest at 4.5% and eliminated any right to participate in any profits of Efonica. Mr. Bello was repaid $25,000 out of the proceeds of the Company’s initial public offering on February 15, 2005.

In May 2003, we were awarded a subcontractor role to provide Internet protocol services for embassies and consulates of the U.S. Department of State and are providing service to 17 U.S. embassies and consulates in Asia and the Middle East. Terremark Worldwide, Inc., is serving as the primary contractor. Our Chief Executive Officer, Marvin Rosen is a director of Terremark. Our former Chairman, Joel Schleicher and Kenneth Starr, one of our former directors, formerly served on Terremark’s board. Manuel Medina, Terremark’s Chairman and Chief Executive Officer, is one of our directors.

In July 2003, Marvin Rosen, Philip Turits and John Sununu loaned us an aggregate of $100,000 to purchase certain equipment and resolve a dispute with an equipment vendor. In exchange for this loan, they were issued a promissory note which bears interest at the rate of 8% per annum with monthly payments for 21 months followed by a balloon payment due in June of 2005. Messrs. Rosen, Turits and Sununu were part of a group which lent us an aggregate of $300,000. The group has a security interest in the equipment.

In August 2003, in connection with a loan made by Fusera, LLC, we granted certain warrants to all of the members. As two of the members, we granted Marvin S. Rosen and Philip D. Turits each 7,413 warrants to purchase our class A common stock at a price equal to $2.97 per share which expire on July 1, 2005. The per share value of these warrants was $0.11 on the date of grant.

In December 2004, Philip Turits sold 28,571 shares of common stock to Dennis Mehiel at $2.48 per share. Mr. Mehiel is a lender to us. In December 2004, he also sold 28,571 shares to a non-affiliated party at $2.48 per share. In December 2004, Marvin Rosen sold 28,571 shares of common stock to Dennis Mehiel at $2.48 per share. In December 2004, Michael Del Giudice, a Director of ours purchased an aggregate of 35,754 shares from two non-affiliated parties for $2.48 per share.

In February 2005, we purchased the remaining minority interest in Efonica from Karamco, Inc., an entity controlled by Roger Karam, Efonica’s Chief Executive Officer and our President of VoIP Services. Mr. Karam is the former President of Efonica.

Policy Regarding Transactions Between the Company and Affiliates

Although we believe the foregoing transactions between the Company and affiliates were fair and in our best interests we did not have any formal policy in place. Our Board of Directors has adopted a policy providing that any future transactions with affiliates, including without limitation, our officers, Directors, and principal stockholders, will be on terms no less favorable to us than we could have obtained from unaffiliated third parties. Any such transactions will be approved by a majority of our Board of Directors, including a majority of the independent and disinterested members, or, if required by law, a majority of our disinterested stockholders.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in beneficial ownership of Common Stock and our other equity securities. Directors, officers and greater than 10% stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file.

To our knowledge, based solely upon our review of the copies of such reports furnished to us, we believe that all of our directors, officers and greater than 10% stockholders have complied with the applicable Section 16(a) reporting requirements except that the Initial Reports on Form 3 for our officers and directors were not filed on a timely basis.

CODE OF CONDUCT AND ETHICS

On November 1, 2004, we adopted a Corporate Code of Conduct and Ethics applicable to all employees and directors of the Company, including our principal executive officer and principal financial and accounting officer. Disclosure regarding any amendments to, or waivers from, provisions of the Code of Conduct and Ethics that apply to our directors, principal executive, and principal financial officer will be included in a Current Report on Form 8-K within five business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of The American Stock Exchange.

STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

Stockholders may submit proposals on matters appropriate for stockholder action at our subsequent annual meetings consistent with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, which in certain circumstances may require the inclusion of qualifying proposals in our Proxy Statement. For such proposals to be considered for inclusion in the Proxy Statement and proxy relating to our 2006 Annual Meeting of Stockholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by us no later than January 30, 2006. Such proposals should be directed to us at 420 Lexington Avenue, Suite 518, New York, New York 10170.

Except in the case of proposals made in accordance with Rule 14a-8, our By-laws require that stockholders desiring to bring any business before our 2006 Annual Meeting of Stockholders deliver written notice thereof to us not less than 90 days nor more than 120 days prior to such meeting and comply with all other applicable requirements of the By-laws. However, in the event that our 2006 Annual Meeting is called for a date that is not within 30 days before or after the date of the Meeting, the notice must be received by the close of business on the 10th day following the public disclosure of the date of the annual meeting or the mailing of notice of the annual meeting.

OTHER MATTERS

The Board knows of no matters other than those described herein that will be presented for consideration at the Meeting and does not intend to bring any other matters before the Meeting. However, should any other matters properly come before the Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying proxy card to vote in accordance with their best judgment in the interests of the Company.

MISCELLANEOUS

We will bear all costs incurred in the solicitation of proxies. In addition to the solicitation by mail, our officers and employees may solicit proxies by mail, facsimile, telephone or in person, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of Common Stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

ADDITIONAL COPIES OF OUR ANNUAL REPORT WILL BE FURNISHED AT NO CHARGE TO EACH PERSON TO WHOM A PROXY STATEMENT IS DELIVERED UPON RECEIPT OF A WRITTEN OR ORAL REQUEST OF SUCH PERSON ADDRESSED TO FUSION TELECOMUNICATIONS INTERNATIONAL, INC., 420 LEXINGTON AVENUE, SUITE 518, NEW YORK, NEW YORK 10170.

By Order of the Board of Directors,

/s/	Philip Turits

Philip Turits Secretary

New York, NY
April 7, 2005

Appendix A

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

AUDIT COMMITTEE CHARTER

I     Purpose

The primary function of the Audit Committee is to assist the Board of Directors of Fusion Telecommunications International, Inc. (the “Company”) in fulfilling its oversight responsibilities by reviewing: (1) the integrity of the financial statements of the Company, including the financial reports and other financial information provided by the Company to any governmental body or the public; (2) the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; (3) the Company’s auditing, accounting and financial reporting processes generally; and (4) the independent accountant’s qualification and independence. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (“SEC”) to be included in the Company’s annual proxy statement.

The Audit Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system.

•	Review and appraise the audit efforts of the Company’s independent accountants.

•	Provide an open avenue of communication among the independent accountants, financial and senior management and the Board.

The Audit Committee will fulfill these responsibilities by carrying out the activities enumerated in this Charter. In discharging its duties hereunder, the Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent accountants for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

II     Scope

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate or are in accordance with generally accepted accounting principles (“GAAP”). The responsibility to plan and conduct audits is that of the Company’s management and the independent accountants. In fulfilling this responsibility, the independent accountants are ultimately accountable to the Board and its Audit Committee. The Company’s management has the responsibility to determine that the Company’s financial statements are complete and accurate and in accordance with GAAP. It is also not the duty of the Audit Committee to assure the Company’s compliance with laws and regulations or compliance with the Company’s codes of ethics. The primary responsibility for these matters also rests with the Company’s management.

III     Composition

The Audit Committee shall be comprised of three or more directors as determined by the Board. The members of the Audit Committee shall meet the independence and experience requirements of the American Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations of the SEC.

The members of the Audit Committee shall be elected by the Board at the annual meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership. Audit Committee members may be replaced by the Board.

IV     Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. As part of its job to foster open communication, the Committee should meet periodically with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair shall meet with the independent accountants and management quarterly to review the Company financials consistent with Section V.3. below. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent accountants to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

V     Responsibilities and Duties

To fulfill its responsibilities and duties the Audit Committee, to the extent it deems necessary or appropriate, shall:

Documents/ Reports Review

1.	Review this Charter periodically, at least annually as conditions dictate, and recommend any proposed changes to the Board for approval.

2.
Review and discuss with management and the independent accountants the Company’s annual audited financial statements and any reports or other financial information submitted to any governmental body, or the public including any certification reports, opinion or review rendered by the independent accountants. Recommend to the Board whether the audited financial statements should be included in the Company’s annual report.

3.
Review with management and the independent accountants the Company’s quarterly financial statements prior to the filing of its Quarterly Reports on Form 10-Q or prior to the release of earnings for that quarter. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of these reviews.

4.
Discuss with management any questions or concerns that they may have regarding the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

5.
Review and approve any related-party transactions. It is management’s responsibility to bring such related-party transactions to the attention of the members of the Audit Committee. A “related-party transaction” is any transaction which is required to be disclosed pursuant to Item 404 of the SEC’s Regulation S-K.

Independent Accountants

6.
Have the sole authority to appoint or replace the independent accountants (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent accountants (including resolution of disagreement between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent accountants shall report directly to the Audit Committee.

7.	Ensure the independence of the independent accountants by:

a.
Having the independent accountants deliver to the Audit Committee annually a formal written statement delineating all relationships between the independent accountants and the Company and addressing at least the matters set forth in Independence Standards Board Standard No. 1; if necessary actively engaging in dialogue with the independent accountants about any relationships or services disclosed in such statement that may impact the objectivity and independence of the Company’s independent accountants.

b.
Pre-approving all auditing services and permitted non-audit services (including fees and terms thereof) to be performed for the Company by its independent accountants, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

	c.	Ensuring the rotation of the audit partners as required by law.

	d.	Establishing guidelines relating to the Company’s hiring of employees or former employees of the independent accountants who participated in any capacity in the audit of the Company.

	e.	Discussing with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented.

8.	Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Company’s financial statements.

Financial Reporting Processes

9.	In consultation with the independent accountants and management, review the integrity of the Company’s financial reporting processes, both internal and external.

10.	Consider the independent accountants’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

11.	Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent accountants or management.

12.
Review with the independent accountants all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants. Such review is to occur before any audit report is filed with the SEC pursuant to the securities laws, including prior to the filing of annual reports and proxy statements, registration statements, and other periodic or current reports that contain audit reports.

13.
Review other material written communications between the independent accountants and management, such as any management letter or schedule of unadjusted differences. Such review is to occur before any audit report is filed with the SEC pursuant to the securities laws, including prior to the filing of annual reports and proxy statements, registration statements, and other periodic or current reports that contain audit reports.

14.
Review with the independent auditors all critical accounting policies and practices to be used. Such review is to occur before any audit report is filed with the SEC pursuant to the securities laws, including prior to the filing of annual reports and proxy statements, registration statements, and other periodic or current reports that contain audit reports.

15.
Review disclosures made to the Audit Committee by the Company’s CEO and its principal accounting officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Process Improvements

16.
If the Audit Committee deems it necessary, it shall establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management’s preparation of the financial statements and the review of each as to appropriateness of such judgments.

17.
Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit including any restrictions on the scope of work or access to required information.

18.	Review any significant disagreements among management and the independent accountants in connection with preparation of financial statements.

19.
Review with independent accountants and management the extent to which changes or improvements in financial or accounting practices as approved by the Audit Committee have been implemented (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements as decided by the Audit Committee.)

Ethical and Legal Compliance

20.	Establish, review and update periodically codes of ethics to ensure that management has established a system to enforce these codes of ethics.

21.
Review management’s monitoring of the Company’s compliance with the Company’s codes of ethics and ensure that management has the proper review system in place to ensure that the Company’s financial statements reports and other financial information disseminated to governmental organizations and the public to satisfy legal requirements.

22.	Review with the Company’s counsel legal compliance matters including corporate securities trading policies.

23.	Review with the Company’s counsel any legal matter that could have a significant impact on the Company’s financial statements.

24.	Perform any other activities consistent with this Charter the Company’s By-laws and governing law as the Audit Committee or the Board deems necessary or appropriate.

25.	Obtain from the independent accountants assurance that Section 10A(b) of the Exchange Act has not been implicated.

26.
Establish procedures relating to the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

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PROXY BY MAIL THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.	Please mark your votes like this	X

1.	ELECTION OF DIRECTORS (OR IF ANY NOMINEE IS NOT	FOR all nominees	WITHHOLD	2.	PROPOSAL TO RATIFY THE APPOINTMENT OF	FOR	AGAINST	ABSTAIN
	AVAILABLE FOR ELECTION, SUCH SUBSTITUTE AS THE	listed below	AUTHORITY to vote		ROTHSTEIN, KASS, & COMPANY, P.C. AS INDEPENDENT
		(except as written in	for all nominees		AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2005.	[ ]	[ ]	[ ]
	BOARD OF DIRECTORS MAY DESIGNATE).	on the line below)	listed below
Marvin S. Rosen, Mathew D. Rosen, Philip D. Turits, E. Alan
	Brumberger, Julius Erving, Evelyn Langlieb Greer, Raymond	[ ]	[ ]
	E. Mabus, Manuel D. Medina, Dennis Mehiel, Paul C.				In their discretion, the proxies are authorized to vote upon such
	O’Brien, Michael Del Giudice, Fred D. Hochberg				other matters as may properly come before the meeting or any adjournments thereof. If you wish to vote in accordance with the
Board of Directors’ recommendations, just sign below. You need
INSTRUCTIONS: to withold authority to vote for any individual nominee(s), please write in					not mark any boxes.
name(s) on line below.
THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY
WILL BE VOTED (1) FOR THE ELECTION OF DIRECTORS, AND (2)
FOR THE RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT PUBLIC ACCOUNTANTS.

WHETHER OR NOT YOU PLAN TO ATTEND
THE ANNUAL MEETING, YOU ARE URGED TO
COMPLETE, DATE, SIGN AND PROMPTLY
MAIL THE PROXY CARD IN THE ENCLOSED
SELF-ADDRESSED ENVELOPE SO THAT
YOUR SHARES CAN BE REPRESENTED AT
					THE ANNUAL MEETING.	COMPANY ID:

RETURN THIS PROXY CARD IN THE
ENCLOSED ENVELOPE. THIS PROXY MAY
BE REVOKED PRIOR TO ITS USE. PLEASE
					DATE, SIGN AND MAIL THE PROXY CARD IN	PROXY NUMBER:
THE ENCLOSED ENVELOPE.

ACCOUNT NUMBER:

Signature _____________________________________________ Signature ______________________________________________ Date ________________

(Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.)

Please mark, sign, date and mail this Proxy promptly.

\/ FOLD AND DETACH HERE AND READ THE REVERSE SIDE \/

PROXY	PROXY

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.
420 Lexington Avenue, Suite 518
New York, New York 10171

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS

     The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated April 7, 2005, in connection with the Annual Meeting to be held at 10:00 a.m. Eastern Standard Time on May 6, 2005 at the offices of the Company, 420 Lexington Avenue, Suite 518, New York, New York, and hereby appoints Marvin S. Rosen and Philip D.Turits, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of Fusion Telecommunications International, Inc. registered in the name provided herein, which the undersigned is entitled to vote at the 2005 Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present.Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy.